                                                                    Exhibit 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (file no. 333-58916) of our report dated January 19, 2001 relating to the financial statements and the financial statement schedule, which appears in NMS Communications Corporation's (formerly, Natural MicroSystems Corporation) Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 10, 2001